UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/21

ITEM 1.	Report to Stockholders.

Annual Report to Shareholders	February 28, 2021
Invesco Bond Fund
NYSE: VBF

Management’s Discussion of Fund Performance

Performance summary
For the year ended February 28, 2021, Invesco Bond Fund (the Fund), at net asset value (NAV), outperformed its style-specific benchmark, the Bloomberg Barclays Baa U.S. Corporate Bond Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the year.

Performance
Total returns, 2/29/20 to 2/28/21
Fund at NAV	6.17%
Fund at Market Value	8.88
Bloomberg Barclays Baa U.S. Corporate Bond Index▼ (Style-Specific Index)	3.53
Market Price Discount to NAV as of 2/28/21	-4.95
Source(s): ▼RIMES Technologies Corp.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Fund

Fixed income markets began 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.[1] The unemployment rate reached a peak of 14.7%[2] while real gross domestic product (GDP) decreased at an annual rate of 31.4%[3] in the second quarter of 2020.

Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread of the virus and were able to slowly reopen their economies in the third quarter. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

The 10-year US Treasury yield continued to decline at the start of 2020, as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year (2020) at 0.93%, 99 basis points lower than at the beginning of the year.[4] (A basis point is one one-hundredth of a percentage point.)

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.6%,[4] its highest level since February 2020, reflecting higher inflation expectations. Consequently, yields have fallen further into negative territory as the Fed remains in its accommodative policy. As vaccine rollouts become more widespread and accessible across the country, along with the passing of another fiscal stimulus package, we believe there will be an economic rebound later in the year.

The Fund, at NAV, generated positive absolute returns for the year and outperformed its style-specific benchmark, the Bloomberg Barclays Baa U.S. Corporate Bond Index.

Security selection in investment-grade corporate bonds was the most notable contributor to the Fund’s relative performance. Security selection in the technology, media & telecom, financial institutions, and consumer non-cyclical sectors contributed significantly to the Fund’s relative performance, as did an out-of-index exposure to the high yield sector.

The Fund’s duration relative to the style-specific benchmark contributed to the Fund’s relative performance, as interest rates fell meaningfully during the year. Additionally, securitized assets detracted slightly from the Fund’s relative performance as Commercial Mortgage-Backed Securities and Asset-Backed Securities gradually recovered.

The Fund may use active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the year, duration of the portfolio was maintained near the Fund’s benchmark, on average, and the timing of changes and the degree of variance from the Fund’s benchmark detracted from relative Fund returns. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to seek to maintain our targeted portfolio duration during the year.

Part of the Fund’s strategy in seeking to manage currency risk in the portfolio during the year entailed purchasing and selling currency derivatives. Management of currency risk was carried out via currency forwards on an as-needed basis and we believe it was effective in managing the currency positioning within the Fund during the year. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and

2	Invesco Bond Fund

magnitude of the increase in interest rates as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Bond Fund and for sharing our long-term investment horizon.

1  Source: US Federal Reserve

2  Source: US Bureau of Labor Statistics

3  Source: US Bureau of Economic Analysis

4  Source: US Department of the Treasury

Portfolio manager(s):

Matt Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 2/28/11

1    Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Bond Fund

Average Annual Total Returns
As of 2/28/21
	NAV	Market
10 Years	6.60%	7.05%
5 Years	7.70	7.85
1 Year	6.17	8.88

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

5	Invesco Bond Fund

Supplemental Information

■	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report
■	The Bloomberg Barclays Baa U.S. Corporate Bond Index measures the Baa-rated, fixed-rate, taxable corporate bond market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Fund’s Governing Documents

On August 13, 2020, the Fund’s Board of Trustees (the “Board”) approved changes to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s Amended and Restated Bylaws (the “Bylaws”). The following is a summary of certain of these changes.

Declaration of Trust

The Fund’s Declaration of Trust was amended to provide as follows:

■	A Majority Trustee Vote is required on all Board actions, including amendments to the Declaration of Trust. “Majority Trustee Vote” means (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board, a vote of the majority of the members of such committee or sub-committee, and a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee. “Continuing Trustee” means a Trustee who either (a) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

■	Any Trustee may only be removed for cause, including but not limited to (i) willful misconduct, dishonesty, or fraud on the part of the Trustee in the conduct of his or her office; (ii) failing to meet, on a continuous basis, the Trustee Qualifications (as defined below); or (iii) being indicted for, pleading guilty to or being convicted of a felony, in each case only by a written instrument signed by at least 75% of the number of Trustees prior to such removal (not including the Trustee(s) for which removal is being sought), specifying the date when such removal shall become effective.

■	In the event of a vacancy on the Board, the size of the Board is automatically reduced by the number of vacancies (but not to less than two) until the Board maintains or increases the size of the Board.

■	The following Trustee Qualifications are imposed on all nominees and current Trustees, whether or not nominated by a third party:

(a) An individual who is an Affiliated Person of any:

(1) Investment Adviser (other than the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser);

(2) Pooled Vehicle (as defined below) (other than a Pooled Vehicle advised or managed by the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser); or

(3) Entity Controlling, Controlled by, or under common Control with, any Investment Adviser (other than the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser) or Pooled Vehicle (other than a Pooled Vehicle advised or managed by the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser);

shall be disqualified from being nominated or serving as a Trustee, if the Board determines by Majority Trustee Vote (excluding the vote of any Trustee subject to such vote) that such relationship is reasonably likely to:

(1) Present undue conflicts of interest between (i) the Fund and its Shareholders, and (ii) such other Investment Adviser or Pooled Vehicle;

(2) Impede the ability of the individual to discharge the duties of a Trustee; and/or

(3) Impede the free flow of information (including proprietary, non-public or confidential information) between the Fund’s Investment Adviser and the Board.

(b) An individual who:

6	Invesco Bond Fund

(1) Is a 12(d) Control Person (as defined below);

(2) Is an Affiliated Person of a 12(d) Holder (as defined below) or 12(d) Control Person; or

(3) Has accepted directly or indirectly any consulting, advisory, or other compensatory fee from any 12(d) Holder or 12(d) Control Person;

shall be disqualified from being nominated or serving as a Trustee.

(c) An individual who serves as a trustee or director of 5 or more issuers (including the Fund) having securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) (for these purposes, investment companies or individual series thereof having the same Investment Adviser as the Fund or any Investment Adviser affiliated with the Fund’s Investment Adviser shall be counted as a single issuer) shall be disqualified from being nominated or serving as a Trustee.

(d) An individual who has been subject to any censure, order, consent decree or adverse final action of any federal, state, or foreign governmental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, been the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or serving as a Trustee failing to satisfy the requirements of this paragraph, or is or has been engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the Securities and Exchange Commission (“SEC”) censuring, placing limitations on the activities, functions, or operation of, suspending, or revoking the registration of any Investment Adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940 shall be disqualified from being nominated or serving as a Trustee.

(e) An individual who is or has been the subject of any of the ineligibility provisions contained in Section 9(b) of the Investment Company Act of 1940 (the “1940 Act”) that would permit, or could reasonably have been expected or would reasonably be expected to permit the SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from servicing or acting as an employee, officer, trustee, director, member of an advisory board, Investment Adviser or depositor of, or principal underwriter for, a registered investment company or Affiliated Person of such Investment Adviser, depositor, or principal underwriter shall be disqualified from being nominated or serving as a Trustee.

For purposes of the foregoing, the following definitions apply:

“12(d) Control Person” means any person who Controls, is Controlled by, or under common Control with, a 12(d) Holder (solely for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act);

“12(d) Holder” is defined as an investment company (including, for purposes of (1) below, any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act) that in the aggregate owns, directly or indirectly through any companies Controlled by the 12(d) Holder, of record or beneficially as defined in Rule 13d-3 and 13d-5 of the Securities Act of 1934:

(1) More than three percent (3%) of the outstanding voting Shares of the Fund;

(2) Securities issued by the Fund having an aggregate value in excess of five percent (5%) of the total assets of such investment company or of any company or companies Controlled by such investment company;

(3) Securities issued by the Fund and by all other investment companies having an aggregate value in excess of ten percent (10%) of the total assets of the investment company making such investment or any company or companies Controlled by the investment company making such investment;

(4) Together with other investment companies having the same Investment Adviser and companies Controlled by such investment companies, more than ten percent (10%) of the total outstanding Shares of the Fund; or

(5) For an investment company operating as a “fund of funds” pursuant to Section 12(d)(1)(F) of the 1940 Act, together with all Affiliated Persons of such investment company, more than three percent (3%) of the outstanding voting Shares of the Fund (solely for purposes of determining an “Affiliated Person” for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act).

“Pooled Vehicle” means (i) any issuer meeting the definition of an “investment company” in Section 3(a) of the 1940 Act, or (ii) any person that would meet the definition of an investment company but for the exceptions in Section 3(c) of the 1940 Act.

Bylaws

The Fund’s Bylaws were amended to provide as follows:

■	At all meetings of the Board, one-half (50%) of the Trustees then in office, including one-half (50%) of the Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. At all meetings of any committee or subcommittee, one-half (50%) of the committee members or sub-committee members, including one-half (50%) of the committee members or sub-committee members who are Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. Business transacted at any meeting of Shareholders shall be limited to (a) the purpose stated in the notice, (b) the adjournment of such meeting in accordance with the relevant provisions of the Bylaws, and (c) solely with respect to annual meetings, such other matters as are permitted to be presented at the meeting in accordance with the relevant provisions of the Bylaws.

■	A majority of the outstanding Shares entitled to vote at a Shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. Quorum

7	Invesco Bond Fund

shall be determined with respect to the meeting as a whole regardless of whether particular matters have achieved the requisite vote for approval, but the presence or absence of a quorum shall not prevent any adjournment at the meeting pursuant to the relevant provisions of the Bylaws.

■	When a quorum is present at any meeting, the vote of the shares as set forth in the Declaration of Trust shall decide any question brought before such meeting, unless a different vote is required by the express provision of applicable law, the Declaration of Trust, the Bylaws or other governing instrument of the Fund, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, and whether or not a quorum is present, the vote of the holders of one-third (1/3) of the shares cast, or the chair of the meeting in his or her discretion, shall have the power to adjourn a meeting of the Shareholders with regard to a particular proposal scheduled to be voted on at such meeting or to adjourn such meeting entirely.
■	The matters to be considered and brought before any annual meeting of Shareholders of the Fund shall be limited to only such matters, including the nomination and election of Trustees, as shall be brought properly before such meeting in compliance with the procedures set forth in the Bylaws. For any matter to be properly brought before any annual meeting of Shareholders, the matter must be (among other requirements specified in the Bylaws), brought before the annual meeting in the manner specified in the Bylaws by a Record Owner at the time of the giving of notice, on the record date for such meeting and at the time of the meeting, or a Shareholder (a “Nominee Holder”) that holds voting securities entitled to vote at meetings of Shareholders through a nominee or “street name” holder of record and can demonstrate to the Fund such indirect ownership and such Nominee Holder’s entitlement to vote such securities, and is a Nominee Holder at the time of the giving of notice provided for in the Bylaws, on the record date for such meeting and at the time of the meeting, with proof of such ownership or holding reasonably satisfactory to the Fund to be provided by such Record Owner or Nominee Holder at each such aforementioned time.
■	Any Shareholder desiring to nominate any person(s) for election as a Trustee shall deliver, as part of such Shareholder Notice, a statement in writing with respect to the person(s) to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification (a “Proposed Nominee”) setting forth all information required by the Bylaws, including each Proposed Nominee’s written representation that he or she agrees to complete, execute, and return to the Fund within 5 business days of receipt the Fund’s form of trustee questionnaire and any supplemental information reasonably requested by the Fund.
■	Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before an annual meeting or to elect Proposed Nominees shall deliver, as part of such Shareholder Notice, all statements and representations required by the Bylaws, including: 1) a statement in writing with respect to the Shareholder and the beneficial owner, if any, on whose behalf the proposal is being made setting forth, among other requirements, the number and class of all Shares which the Shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (including any derivative or short positions, profit interests, options or similar rights, and borrowed or loaned shares); and 2) an agreement to return to the Fund within 5 business days of receipt such other information as the Board may reasonably request.
■	To be considered a qualified representative of the Shareholder, a Person must be a duly authorized officer, manager or partner of such Shareholder, as evidenced by an incumbency certificate executed by the corporate secretary (or other duly authorized officer) of the Shareholder, or must be authorized by a writing executed by such Shareholder delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders, and such Person must deliver a copy of such incumbency certificate or writing to the secretary of the meeting.
■	Only such matters shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Fund’s notice of meeting. Nominations of individuals for election to the Board may be made at a special meeting of Shareholders at which Trustees are to be elected: 1) pursuant to the Fund’s notice of meeting; 2) by or at the direction of the Board; or 3) provided that the Board has determined that Trustees shall be elected at such special meeting, and such special meeting shall meet all of the requirements with respect to annual meetings as if such special meeting were an annual meeting.
■	Provisions in the Bylaws regarding advance notice of Shareholder Nominees for Trustee and other Shareholder proposals shall not apply to Shareholder proposals made pursuant to Rule 14a-8 under the Exchange Act. Notwithstanding the forgoing, no Shareholder proposal may be brought before an annual meeting, whether submitted pursuant to the applicable provisions of the Bylaws or Rule 14a-8 under the Exchange Act, unless Shareholders have power to vote on the Shareholder proposal, or the subject matter of the Shareholder proposal, pursuant to the Declaration of Trust, irrespective of whether such Shareholder proposal is submitted as a precatory recommendation to the Board.
■	No person shall be eligible for election as a Trustee of the Fund unless nominated in accordance with the procedures set forth in the Bylaws.

The Fund’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Fund’s Secretary, c/o Invesco Advisers, Inc.,
1555 Peachtree Street NE, Atlanta, GA 30309.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Bond Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
■	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computer-share Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.
How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium - a market price that is higher than its NAV -you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount - a market price that is lower than its NAV -you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.
Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.
How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

9	Invesco Bond Fund

Fund Information

Portfolio Composition
By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	87.47%
Preferred Stocks	5.29
U.S. Treasury Securities	3.12
Security Types Each Less Than 1% of Portfolio	1.37
Money Market Funds Plus Other Assets Less Liabilities	2.75

Top Five Debt Issuers*

		% of total net assets
1.	AT&T, Inc.	2.53%
2.	U.S. Treasury Bonds	2.06
3.	Corning, Inc.	1.72
4.	Citigroup, Inc.	1.64
5.	Bank of America Corp.	1.38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

10	Invesco Bond Fund

Schedule of Investments(a)

February 28, 2021

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–87.47%
Advertising–0.47%
Interpublic Group of Cos., Inc. (The),
4.75%, 03/30/2030	$530,000	$632,192
Lamar Media Corp.,
3.75%, 02/15/2028	374,000	379,376
3.63%, 01/15/2031(b)	100,000	98,938
		1,110,506

Aerospace & Defense–0.41%
Boeing Co. (The),
2.75%, 02/01/2026	383,000	396,871
2.20%, 02/04/2026	485,000	486,101
Howmet Aerospace, Inc., 6.88%, 05/01/2025	36,000	41,875
TransDigm, Inc., 6.38%, 06/15/2026	48,000	49,539
		974,386

Agricultural & Farm Machinery–0.02%
Titan International, Inc., 6.50%, 11/30/2023	57,000	55,937

Agricultural Products–0.21%
Cargill, Inc.,
0.75%, 02/02/2026(b)	191,000	187,948
1.70%, 02/02/2031(b)	325,000	316,135
		504,083

Airlines–2.65%
American Airlines Pass-Through Trust,
Series 2017-1, Class AA, 3.65%, 02/15/2029	451,605	458,072
Series 2017-2, Class AA, 3.35%, 10/15/2029	431,483	431,728
British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	546,024	542,636
Delta Air Lines Pass-Through Trust,
Series 2019-1, Class A, 3.40%, 04/25/2024	447,000	451,823
Series 2020-1, Class AA, 2.00%, 06/10/2028	334,686	339,897
Delta Air Lines, Inc.,
7.00%, 05/01/2025(b)	135,000	157,393
7.38%, 01/15/2026	90,000	105,518
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	372,000	397,437
4.75%, 10/20/2028(b)	624,000	693,290
	Principal Amount	Value
Airlines–(continued)
United Airlines Pass-Through Trust,
Series 2014-2, Class B, 4.63%, 09/03/2022	$333,489	$337,839
Series 2016-1, Class B, 3.65%, 01/07/2026	295,736	291,692
Series 2020-1, Class A, 5.88%, 10/15/2027	616,721	694,224
Series 2018-1, Class AA, 3.50%, 03/01/2030	554,937	568,182
Series 2019-1, Class A, 4.55%, 08/25/2031	269,863	277,224
Series 2019-1, Class AA, 4.15%, 08/25/2031	524,928	550,405
		6,297,360

Aluminum–0.09%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	200,000	207,875

Apparel Retail–0.18%
L Brands, Inc.,
6.88%, 11/01/2035	26,000	31,582
6.75%, 07/01/2036	119,000	143,321
Ross Stores, Inc., 0.88%, 04/15/2026	257,000	252,879
		427,782

Apparel, Accessories & Luxury Goods–0.03%
Hanesbrands, Inc.,
4.63%, 05/15/2024(b)	11,000	11,543
4.88%, 05/15/2026(b)	63,000	67,944
		79,487
Application Software–0.16%
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/2029(b)	380,000	378,100

Asset Management & Custody Banks–1.57%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	1,112,000	1,224,024
Ameriprise Financial, Inc., 3.00%, 04/02/2025	363,000	389,966
Apollo Management Holdings L.P., 4.95%, 01/14/2050(b)(c)	50,000	51,458
Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	1,304,000	1,616,729
CI Financial Corp. (Canada), 3.20%, 12/17/2030	444,000	446,880
		3,729,057

Auto Parts & Equipment–0.04%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	30,000	32,420
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	22,000	22,635
Dana, Inc., 5.38%, 11/15/2027	37,000	38,734
		93,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Bond Fund

	Principal Amount	Value
Automobile Manufacturers–1.49%
Allison Transmission, Inc., 3.75%, 01/30/2031(b)	$316,000	$302,767
Ford Motor Co.,
8.50%, 04/21/2023	88,000	98,450
9.00%, 04/22/2025	169,000	204,669
9.63%, 04/22/2030	38,000	53,819
4.75%, 01/15/2043	71,000	72,076
Ford Motor Credit Co. LLC, 3.38%, 11/13/2025	206,000	209,628
Hyundai Capital America,
2.85%, 11/01/2022(b)	364,000	376,638
4.30%, 02/01/2024(b)	1,788,000	1,957,667
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	54,000	57,105
Volkswagen Group of America Finance LLC (Germany), 1.63%, 11/24/2027(b)	200,000	198,209
		3,531,028

Automotive Retail–0.11%
Advance Auto Parts, Inc., 3.90%, 04/15/2030	25,000	27,888
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	120,000	121,350
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	19,000	19,691
4.63%, 12/15/2027(b)	18,000	18,934
4.38%, 01/15/2031(b)	16,000	16,830
Penske Automotive Group, Inc., 5.50%, 05/15/2026	59,000	60,880
		265,573

Biotechnology–0.58%
AbbVie, Inc., 4.05%, 11/21/2039	1,039,000	1,194,815
Amgen, Inc., 2.45%, 02/21/2030	169,000	174,207
		1,369,022

Brewers–0.24%
Anheuser-Busch InBev Worldwide, Inc.
(Belgium), 8.00%, 11/15/2039	343,000	559,008

Broadcasting–0.09%
Fox Corp., 3.50%, 04/08/2030	120,000	130,786
Gray Television, Inc., 7.00%, 05/15/2027(b)	75,000	82,031
		212,817

Building Products–0.13%
Masco Corp.,
2.00%, 02/15/2031	155,000	152,049
3.13%, 02/15/2051	149,000	147,582
		299,631

Cable & Satellite–1.62%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	149,000	154,185
5.00%, 02/01/2028(b)	31,000	32,503
4.50%, 08/15/2030(b)	99,000	102,639
4.25%, 02/01/2031(b)	140,000	141,925
	Principal Amount	Value
Cable & Satellite–(continued)
Charter Communications Operating LLC/
Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	$40,000	$45,680
5.38%, 04/01/2038	42,000	50,329
3.50%, 06/01/2041	322,000	311,822
5.75%, 04/01/2048	316,000	390,149
3.85%, 04/01/2061	446,000	413,324
Comcast Corp.,
6.45%, 03/15/2037	531,000	773,350
4.60%, 10/15/2038	326,000	406,592
3.25%, 11/01/2039	115,000	122,624
2.80%, 01/15/2051	357,000	334,992
Cox Communications, Inc.,
1.80%, 10/01/2030(b)	124,000	118,715
2.95%, 10/01/2050(b)	198,000	183,058
CSC Holdings LLC,
6.75%, 11/15/2021	67,000	69,303
5.25%, 06/01/2024	94,000	101,344
DISH DBS Corp.,
5.88%, 11/15/2024	40,000	41,915
7.75%, 07/01/2026	22,000	24,239
Intelsat Jackson Holdings S.A. (Luxembourg), 8.50%, 10/15/2024(b)(d)	43,000	28,053
		3,846,741

Casinos & Gaming–0.17%
CCM Merger, Inc., 6.38%, 05/01/2026(b)	81,000	86,062
MGM Resorts International,
7.75%, 03/15/2022	42,000	44,389
6.00%, 03/15/2023	67,000	71,523
Mohegan Gaming & Entertainment,
8.00%, 02/01/2026(b)	71,000	70,290
Scientific Games International, Inc.,
8.25%, 03/15/2026(b)	119,000	126,346
		398,610

Coal & Consumable Fuels–0.05%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	105,000	109,166

Commodity Chemicals–0.18%
Alpek S.A.B. de C.V. (Mexico), 3.25%, 02/25/2031(b)	200,000	199,500
Axalta Coating Systems LLC, 3.38%, 02/15/2029(b)	245,000	238,109
		437,609

Computer & Electronics Retail–0.02%
Rent-A-Center, Inc., 6.38%, 02/15/2029(b)	52,000	54,216

Construction & Engineering–0.04%
AECOM, 5.13%, 03/15/2027	24,000	26,280
New Enterprise Stone & Lime Co., Inc.,
6.25%, 03/15/2026(b)	40,000	41,275
9.75%, 07/15/2028(b)	33,000	37,125
		104,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Bond Fund

	Principal Amount	Value
Construction Materials–0.18%
CRH America Finance, Inc. (Ireland),
3.95%, 04/04/2028(b)	$384,000	$437,712

Consumer Finance–0.38%
Ally Financial, Inc.,
5.13%, 09/30/2024	34,000	38,828
4.63%, 03/30/2025	223,000	251,154
Navient Corp.,
7.25%, 01/25/2022	25,000	25,984
7.25%, 09/25/2023	184,000	199,985
5.00%, 03/15/2027	82,000	80,473
5.63%, 08/01/2033	28,000	25,672
OneMain Finance Corp.,
6.88%, 03/15/2025	50,000	56,488
7.13%, 03/15/2026	120,000	138,751
5.38%, 11/15/2029	90,000	95,175
		912,510

Copper–0.15%
Freeport-McMoRan, Inc.,
4.38%, 08/01/2028	161,000	171,910
5.40%, 11/14/2034	139,000	172,447
		344,357

Data Processing & Outsourced Services–0.13%
Cardtronics, Inc./Cardtronics USA, Inc.,
5.50%, 05/01/2025(b)	115,000	119,025
Fidelity National Information Services, Inc.,
2.25%, 03/01/2031	50,000	49,808
3.10%, 03/01/2041	140,000	141,935
		310,768

Department Stores–0.20%
7-Eleven, Inc., 1.80%, 02/10/2031(b)	223,000	214,696
Macy’s, Inc., 8.38%, 06/15/2025(b)	236,000	261,120
		475,816

Diversified Banks–10.56%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	1,080,000	1,182,438
Australia & New Zealand Banking Group Ltd. (Australia), 2.57%, 11/25/2035(b)(c)	229,000	223,720
6.75%(b)(c)(e)	765,000	905,894
Bank of America Corp.,
7.75%, 05/14/2038	765,000	1,234,414
2.68%, 06/19/2041(c)	75,000	72,819
Series AA, 6.10%(e)(f)	1,369,000	1,522,047
Series DD, 6.30%(c)(e)	402,000	461,799
Bank of China Ltd. (China), 5.00%, 11/13/2024(b)	540,000	608,412
BBVA Bancomer S.A. (Mexico),
4.38%, 04/10/2024(b)	535,000	583,155
1.88%, 09/18/2025(b)	250,000	252,531
BNP Paribas S.A. (France), 2.82%, 01/26/2041(b)	606,000	569,819
BPCE S.A. (France), 2.28%, 01/20/2032(b)(c)	260,000	258,554
	Principal Amount	Value
Diversified Banks–(continued)
Citigroup, Inc.,
5.50%, 09/13/2025	$1,116,000	$1,321,013
3.11%, 04/08/2026(c)	414,000	445,487
4.41%, 03/31/2031(c)	335,000	390,000
2.57%, 06/03/2031(c)	60,000	61,522
4.65%, 07/23/2048	249,000	317,991
3.88%(e)(f)	619,000	617,453
Series A, 5.95%(e)(f)	108,000	112,631
Series Q, 4.29% (3 mo. USD LIBOR + 4.10%)(e)(f)	350,000	349,125
Series V, 4.70%(c)(e)	260,000	263,140
Credit Agricole S.A. (France),
1.91%, 06/16/2026(b)(c)	250,000	256,777
7.88%(b)(e)(f)	200,000	224,577
Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(b)	615,000	638,461
Global Bank Corp. (Panama), 4.50%, 10/20/2021(b)	772,000	784,198
HSBC Holdings PLC (United Kingdom),
1.65%, 04/18/2026(c)	202,000	204,396
2.01%, 09/22/2028(c)	575,000	578,244
6.00%(c)(e)	845,000	921,050
6.25%(c)(e)	200,000	212,500
4.60%(c)(e)	312,000	314,371
ING Groep N.V. (Netherlands),
6.88%(b)(c)(e)	409,000	426,919
JPMorgan Chase & Co., 1.11% (3 mo. USD LIBOR + 0.89%), 07/23/2024(f)	756,000	768,474
Series W, 1.19% (3 mo. USD LIBOR + 1.00%), 05/15/2047(f)	790,000	675,450
Series V, 3.56% (3 mo. USD LIBOR + 3.32%)(e)(f)	490,000	486,693
Mizuho Financial Group, Inc. (Japan),
2.17%, 05/22/2032(f)	500,000	494,274
SMBC Aviation Capital Finance DAC (Ireland),
3.00%, 07/15/2022(b)	474,000	485,819
4.13%, 07/15/2023(b)	552,000	590,521
Standard Chartered PLC (United Kingdom), 1.43% (3 mo. USD LIBOR + 1.20%), 09/10/2022(b)(f)	442,000	444,268
4.30%, 02/19/2027(b)	300,000	330,065
3.27%, 02/18/2036(b)(c)	471,000	466,665
7.75%(b)(c)(e)	459,000	504,537
7.50%(b)(c)(e)	210,000	220,089
Sumitomo Mitsui Financial Group, Inc.
(Japan), 2.14%, 09/23/2030	50,000	48,890
U.S. Bancorp, Series I, 3.73% (3 mo. USD LIBOR + 3.49%)(e)(f)	296,000	294,890
Wells Fargo & Co.,
5.38%, 11/02/2043	1,685,000	2,179,756
4.75%, 12/07/2046	344,000	423,876
3.90%(e)(f)	372,000	370,800
		25,100,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Bond Fund

	Principal Amount	Value
Diversified Capital Markets–1.64%
Credit Suisse Group AG (Switzerland),
4.19%, 04/01/2031(b)(c)	$280,000	$319,373
7.13%(b)(c)(e)	426,000	448,574
7.50%(b)(c)(e)	792,000	868,270
5.10%(b)(c)(e)	478,000	488,158
5.25%(b)(c)(e)	448,000	477,120
4.50%(b)(c)(e)	468,000	458,055
Macquarie Bank Ltd. (Australia),
6.13%(b)(c)(e)	530,000	573,505
UBS Group AG (Switzerland), 4.38%(b)(e)	258,000	254,852
		3,887,907

Diversified Metals & Mining–0.97%
Anglo American Capital PLC (South Africa), 5.63%, 04/01/2030(b)	404,000	501,405
Corp. Nacional del Cobre de Chile (Chile),
3.15%, 01/15/2051(b)	200,000	182,542
Teck Resources Ltd. (Canada),
6.13%, 10/01/2035	492,000	629,976
6.25%, 07/15/2041	762,000	996,930
		2,310,853

Diversified REITs–1.26%
iStar, Inc., 4.75%, 10/01/2024	90,000	92,522
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)	283,000	313,423
5.25%, 01/30/2026(b)	764,000	851,287
4.87%, 01/15/2030(b)	360,000	389,340
6.39%, 01/15/2050(b)	1,180,000	1,345,200
		2,991,772

Drug Retail–0.93%
CVS Pass-Through Trust,
6.04%, 12/10/2028	723,727	838,379
5.77%, 01/10/2033(b)	1,166,449	1,366,289
		2,204,668

Electric Utilities–2.96%
Consolidated Edison Co. of New York, Inc., Series C, 3.00%, 12/01/2060	436,000	404,531
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	400,000	415,750
Duke Energy Progress LLC, 2.50%, 08/15/2050	587,000	532,827
Electricite de France S.A. (France), 6.00%, 01/22/2114(b)	1,755,000	2,407,299
Eversource Energy, Series R, 1.65%, 08/15/2030	158,000	152,643
Georgia Power Co.,
2.85%, 05/15/2022	275,000	283,201
Series A, 2.20%, 09/15/2024	1,285,000	1,347,444
NextEra Energy Operating Partners L.P.,
3.88%, 10/15/2026(b)	53,000	56,809
4.50%, 09/15/2027(b)	21,000	23,440
Southern Co. (The),
Series B,
4.00%, 01/15/2051(c)	437,000	456,557
5.50%, 03/15/2057(c)	734,000	758,421
Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	79,000	84,248
Virginia Electric & Power Co., 2.45%, 12/15/2050	61,000	54,998
	Principal Amount	Value
Electric Utilities–(continued)
Vistra Operations Co. LLC, 5.00%, 07/31/2027(b)	$55,000	$57,599
		7,035,767

Electrical Components & Equipment–0.20%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	376,000	368,468
EnerSys,
5.00%, 04/30/2023(b)	76,000	79,899
4.38%, 12/15/2027(b)	18,000	19,035
		467,402

Electronic Components–1.76%
Corning, Inc., 5.45%, 11/15/2079	3,134,000	4,077,083
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	100,000	100,500
		4,177,583

Electronic Manufacturing Services–0.19%
Jabil, Inc., 3.00%, 01/15/2031	450,000	460,535

Financial Exchanges & Data–0.53%
Moody’s Corp.,
5.25%, 07/15/2044	389,000	515,115
3.25%, 05/20/2050	131,000	133,337
2.55%, 08/18/2060	124,000	104,274
MSCI, Inc., 3.88%, 02/15/2031(b)	257,000	270,171
S&P Global, Inc., 1.25%, 08/15/2030	247,000	233,621
		1,256,518

Food Retail–0.30%
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	394,000	405,312
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	79,000	83,937
Simmons Foods, Inc., 5.75%, 11/01/2024(b)	100,000	103,310
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(b)	125,000	126,847
		719,406

Health Care Facilities–0.61%
Acadia Healthcare Co., Inc., 5.00%, 04/15/2029(b)	150,000	156,938
Encompass Health Corp., 4.75%, 02/01/2030	148,000	156,815
HCA, Inc.,
5.00%, 03/15/2024	733,000	821,263
5.38%, 02/01/2025	39,000	43,787
5.25%, 04/15/2025	30,000	34,585
5.88%, 02/15/2026	71,000	82,161
5.38%, 09/01/2026	18,000	20,578
7.50%, 11/06/2033	49,000	67,549
5.50%, 06/15/2047	49,000	62,707
		1,446,383

Health Care REITs–0.95%
Diversified Healthcare Trust,
6.75%, 12/15/2021	1,090,000	1,106,350
9.75%, 06/15/2025	81,000	91,328
4.38%, 03/01/2031	184,000	182,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Bond Fund

	Principal Amount	Value
Health Care REITs–(continued)
MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	$328,000	$353,215
National Health Investors, Inc., 3.00%, 02/01/2031	205,000	199,450
Physicians Realty L.P., 4.30%, 03/15/2027	284,000	317,015
		2,249,748

Health Care Services–1.53%
Akumin, Inc., 7.00%, 11/01/2025(b)	163,000	170,742
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/2050	252,000	248,299
Cigna Corp.,
3.75%, 07/15/2023	523,000	562,874
1.13% (3 mo. USD LIBOR + 0.89%), 07/15/2023(f)	742,000	752,188
3.00%, 07/15/2023	961,000	1,015,063
4.80%, 08/15/2038	40,000	49,572
CommonSpirit Health, 1.55%, 10/01/2025	140,000	141,831
CVS Health Corp., 1.30%, 08/21/2027	278,000	272,196
DaVita, Inc.,
4.63%, 06/01/2030(b)	36,000	36,652
3.75%, 02/15/2031(b)	180,000	171,868
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	43,000	44,873
MEDNAX, Inc., 6.25%, 01/15/2027(b)	83,000	87,771
RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	84,000	87,045
		3,640,974

Homebuilding–0.89%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	55,000	62,071
Lennar Corp.,
5.38%, 10/01/2022	56,000	59,965
4.75%, 11/15/2022	31,000	32,619
M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	764,000	824,868
6.00%, 01/15/2043	530,000	700,594
Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	200,000	208,094
PulteGroup, Inc.,
6.38%, 05/15/2033	2,000	2,650
6.00%, 02/15/2035	66,000	87,120
Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	113,000	121,334
Taylor Morrison Communities, Inc./Taylor
Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	10,000	10,636
		2,109,951

Hotels, Resorts & Cruise Lines–0.14%
Carnival Corp.,
11.50%, 04/01/2023(b)	49,000	55,941
10.50%, 02/01/2026(b)	25,000	29,094
5.75%, 03/01/2027(b)	25,000	25,410
Hilton Domestic Operating Co., Inc.,
3.63%, 02/15/2032(b)	216,000	212,995
		323,440
	Principal Amount	Value
Household Products–0.05%
Energizer Holdings, Inc., 4.38%, 03/31/2029(b)	$126,000	$125,874

Independent Power Producers & Energy Traders–0.78%
AES Corp. (The),
1.38%, 01/15/2026(b)	258,000	255,315
2.45%, 01/15/2031(b)	284,000	279,214
Calpine Corp., 3.75%, 03/01/2031(b)	580,000	560,692
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	79,000	84,505
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	630,000	632,709
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	35,000	36,684
		1,849,119

Industrial Conglomerates–0.87%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	630,000	720,281
General Electric Co., 5.55%, 01/05/2026	1,127,000	1,345,270
		2,065,551

Industrial Machinery–0.09%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	42,000	41,418
EnPro Industries, Inc., 5.75%, 10/15/2026	79,000	83,725
Mueller Industries, Inc., 6.00%, 03/01/2027	80,000	81,848
		206,991

Industrial REITs–0.06%
Lexington Realty Trust,
2.70%, 09/15/2030	151,000	152,264

Integrated Oil & Gas–1.37%
BP Capital Markets America, Inc.,
2.94%, 06/04/2051	321,000	293,957
BP Capital Markets PLC (United Kingdom), 4.38%(c)(e)	272,000	287,441
Occidental Petroleum Corp.,
2.70%, 02/15/2023	16,000	15,670
2.90%, 08/15/2024	153,000	149,088
8.50%, 07/15/2027	15,000	17,986
6.38%, 09/01/2028	11,000	12,231
6.13%, 01/01/2031	51,000	57,073
6.45%, 09/15/2036	5,000	5,707
6.20%, 03/15/2040	39,000	42,217
4.10%, 02/15/2047	51,000	43,446
Saudi Arabian Oil Co. (Saudi Arabia),
2.88%, 04/16/2024(b)	1,471,000	1,552,555
2.25%, 11/24/2030(b)	200,000	196,535
4.38%, 04/16/2049(b)	346,000	394,634
3.50%, 11/24/2070(b)	200,000	184,048
		3,252,588

Integrated Telecommunication Services–4.32%
Altice France S.A. (France),
7.38%, 05/01/2026(b)	200,000	208,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
AT&T, Inc.,
1.40% (3 mo. USD LIBOR + 1.18%),
06/12/2024(f)	$393,000	$403,584
2.55%, 12/01/2033(b)	137,000	132,494
3.10%, 02/01/2043	499,000	469,191
3.50%, 09/15/2053(b)	1,174,000	1,078,954
3.55%, 09/15/2055(b)	3,939,000	3,623,484
3.50%, 02/01/2061	320,000	288,023
Embarq Corp., 8.00%, 06/01/2036	71,000	84,490
Frontier Communications Corp., 10.50%, 09/15/2022(d)	66,000	37,661
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	130,000	129,838
Telecom Italia Capital S.A. (Italy), 7.20%, 07/18/2036	80,000	102,836
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	1,066,000	1,533,198
Verizon Communications, Inc.,
0.85%, 11/20/2025	420,000	414,172
1.75%, 01/20/2031	328,000	312,882
4.81%, 03/15/2039	377,000	466,387
2.65%, 11/20/2040	232,000	217,133
2.88%, 11/20/2050	216,000	196,643
3.00%, 11/20/2060	636,000	571,231
		10,270,991

Interactive Home Entertainment–0.68%
Activision Blizzard, Inc., 2.50%, 09/15/2050	471,000	416,072
Electronic Arts, Inc.,
1.85%, 02/15/2031	453,000	442,432
2.95%, 02/15/2051	431,000	414,000
WMG Acquisition Corp., 3.00%, 02/15/2031(b)	357,000	344,059
		1,616,563

Interactive Media & Services–1.75%
Alphabet, Inc.,
1.90%, 08/15/2040	247,000	222,513
2.25%, 08/15/2060	429,000	363,708
Baidu, Inc. (China),
3.08%, 04/07/2025	210,000	222,670
1.72%, 04/09/2026	210,000	209,993
2.38%, 10/09/2030	215,000	212,099
Cumulus Media New Holdings, Inc.,
6.75%, 07/01/2026(b)	34,000	34,781
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	96,000	68,011
Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	86,000	84,624
Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	298,000	310,600
1.81%, 01/26/2026(b)	200,000	201,662
3.60%, 01/19/2028(b)	620,000	675,102
2.39%, 06/03/2030(b)	381,000	378,956
3.93%, 01/19/2038(b)	448,000	487,739
3.24%, 06/03/2050(b)	200,000	194,256
3.29%, 06/03/2060(b)	200,000	195,387
Twitter, Inc., 3.88%, 12/15/2027(b)	284,000	303,440
		4,165,541
	Principal Amount	Value
Internet & Direct Marketing Retail–1.87%
Alibaba Group Holding Ltd. (China),
2.13%, 02/09/2031	$239,000	$233,232
2.70%, 02/09/2041	272,000	257,905
4.20%, 12/06/2047	295,000	334,898
3.15%, 02/09/2051	336,000	322,445
4.40%, 12/06/2057	290,000	346,025
3.25%, 02/09/2061	382,000	366,682
Expedia Group, Inc.,
4.63%, 08/01/2027(b)	286,000	318,625
2.95%, 03/15/2031(b)	185,000	183,307
Meituan (China),
2.13%, 10/28/2025(b)	400,000	405,125
3.05%, 10/28/2030(b)	500,000	503,700
Prosus N.V. (China), 3.83%, 02/08/2051(b)	1,092,000	994,208
QVC, Inc., 5.45%, 08/15/2034	167,000	177,020
		4,443,172

Internet Services & Infrastructure–0.19%
Leidos, Inc., 2.30%, 02/15/2031(b)	470,000	458,219

Investment Banking & Brokerage–2.10%
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	516,000	553,734
Charles Schwab Corp. (The), Series E, 4.63%(c)(e)	790,000	798,927
Goldman Sachs Group, Inc. (The),
3.50%, 04/01/2025	360,000	393,880
0.85% (SOFR + 0.79%), 12/09/2026(f)	659,000	665,075
6.75%, 10/01/2037	284,000	414,787
4.80%, 07/08/2044	970,000	1,256,595
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	30,000	34,049
Morgan Stanley,
2.19%, 04/28/2026(c)	279,000	290,696
3.62%, 04/01/2031(c)	345,000	384,684
Raymond James Financial, Inc., 4.65%, 04/01/2030	171,000	205,190
		4,997,617

IT Consulting & Other Services–0.18%
DXC Technology Co., 4.45%, 09/18/2022	323,000	339,824
Gartner, Inc., 4.50%, 07/01/2028(b)	79,000	83,049
		422,873

Leisure Facilities–0.02%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	44,000	44,220

Life & Health Insurance–3.77%
AIA Group Ltd. (Hong Kong), 3.20%, 09/16/2040(b)	200,000	200,611
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	288,000	324,671
Athene Global Funding,
1.20%, 10/13/2023(b)	489,000	494,982
2.50%, 01/14/2025(b)	362,000	379,366
1.45%, 01/08/2026(b)	226,000	225,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Bond Fund

	Principal Amount	Value
Life & Health Insurance–(continued)
Athene Holding Ltd.,
4.13%, 01/12/2028	$887,000	$983,567
6.15%, 04/03/2030	384,000	475,079
3.50%, 01/15/2031	136,000	141,871
Brighthouse Financial, Inc., 4.70%, 06/22/2047	370,000	391,854
GA Global Funding Trust, 1.63%, 01/15/2026(b)	81,000	81,894
Global Atlantic Fin Co., 8.63%, 04/15/2021(b)	950,000	959,091
4.40%, 10/15/2029(b)	1,167,000	1,271,920
MetLife, Inc., 4.13%, 08/13/2042	357,000	428,700
Nationwide Financial Services, Inc.,
5.38%, 03/25/2021(b)	1,645,000	1,650,310
3.90%, 11/30/2049(b)	339,000	367,047
Prudential Financial, Inc., 3.91%, 12/07/2047	503,000	574,333
		8,950,487
Life Sciences Tools & Services–0.03%
Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)	60,000	62,726
Managed Health Care–0.72%
Centene Corp.,
5.38%, 06/01/2026(b)	86,000	89,968
5.38%, 08/15/2026(b)	26,000	27,430
4.63%, 12/15/2029	88,000	95,066
3.38%, 02/15/2030	154,000	158,507
2.50%, 03/01/2031	649,000	628,524
Children’s Hospital, Series 2020, 2.93%, 07/15/2050	179,000	172,717
Community Health Network, Inc., Series 20-A, 3.10%, 05/01/2050	384,000	378,947
Hackensack Meridian Health, Inc., 2.88%, 09/01/2050	162,000	158,335
		1,709,494
Metal & Glass Containers–0.19%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	200,000	200,000
Ball Corp., 5.25%, 07/01/2025	70,000	78,881
Silgan Holdings, Inc., 1.40%, 04/01/2026(b)	178,000	175,911
		454,792
Movies & Entertainment–0.29%
Netflix, Inc.,
5.88%, 11/15/2028	186,000	223,377
5.38%, 11/15/2029(b)	26,000	30,750
Tencent Music Entertainment Group (China),
1.38%, 09/03/2025	210,000	207,864
2.00%, 09/03/2030	235,000	226,504
		688,495
Multi-line Insurance–1.84%
American International Group, Inc.,
3.40%, 06/30/2030	520,000	570,585
4.50%, 07/16/2044	1,359,000	1,632,252
Fairfax Financial Holdings Ltd. (Canada),
4.85%, 04/17/2028	379,000	423,942
4.63%, 04/29/2030	362,000	400,438
	Principal Amount	Value
Multi-line Insurance–(continued)
Liberty Mutual Group, Inc., 4.30%, 02/01/2061(b)	$236,000	$215,486
Massachusetts Mutual Life Insurance Co., 3.38%, 04/15/2050(b)	186,000	190,806
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	830,000	938,038
		4,371,547
Multi-Utilities–0.21%
CMS Energy Corp., 4.75%, 06/01/2050(c)	176,000	192,922
DTE Energy Co., Series F, 1.05%, 06/01/2025	170,000	169,511
WEC Energy Group, Inc., 1.38%, 10/15/2027	129,000	127,500
		489,933
Office REITs–0.52%
Alexandria Real Estate Equities, Inc., 3.95%, 01/15/2027	523,000	593,437
Highwoods Realty L.P., 2.60%, 02/01/2031	98,000	97,194
Office Properties Income Trust, 4.50%, 02/01/2025	521,000	556,082
		1,246,713
Oil & Gas Drilling–0.14%
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029	81,000	88,037
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	70,000	72,302
Precision Drilling Corp. (Canada), 5.25%, 11/15/2024	37,000	34,664
Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	70,000	72,809
6.88%, 04/15/2040(b)	57,000	63,270
		331,082
Oil & Gas Equipment & Services–0.04%
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	82,000	86,239
Oil & Gas Exploration & Production–1.53%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	176,000	183,480
Cameron LNG LLC,
3.30%, 01/15/2035(b)	457,000	492,197
3.40%, 01/15/2038(b)	494,000	516,205
CNX Resources Corp., 7.25%, 03/14/2027(b)	80,000	85,700
Comstock Resources, Inc., 9.75%, 08/15/2026	77,000	84,149
ConocoPhillips, 2.40%, 02/15/2031(b)	115,000	117,027
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
2.16%, 03/31/2034(b)	297,000	295,169
2.94%, 09/30/2040(b)	439,000	434,907
Gazprom PJSC via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(b)	615,000	605,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	$42,000	$39,874
7.75%, 02/01/2028	52,000	51,426
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	98,000	102,471
Murphy Oil Corp.,
4.95%, 12/01/2022	42,000	42,341
6.38%, 12/01/2042	30,000	27,900
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	136,000	134,344
Pioneer Natural Resources Co., 2.15%, 01/15/2031	133,000	129,739
QEP Resources, Inc.,
5.25%, 05/01/2023	20,000	21,245
5.63%, 03/01/2026	78,000	87,858
Range Resources Corp., 8.25%, 01/15/2029(b)	75,000	80,743
SM Energy Co., 10.00%, 01/15/2025(b)	86,000	96,912
		3,629,523
Oil & Gas Refining & Marketing–0.37%
Calumet Specialty Products Partners L.P./Calumet Finance Corp.,
7.63%, 01/15/2022	21,000	20,969
9.25%, 07/15/2024(b)	37,000	40,515
Parkland Corp. (Canada), 5.88%, 07/15/2027(b)	410,000	436,394
Petronas Capital Ltd. (Malaysia), 4.55%, 04/21/2050(b)	320,000	383,687
		881,565
Oil & Gas Storage & Transportation–3.72%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.38%, 09/15/2024	39,000	39,390
5.75%, 03/01/2027(b)	17,000	17,096
5.75%, 01/15/2028(b)	34,000	34,340
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(b)	65,000	70,011
Cheniere Energy Partners L.P., 5.63%, 10/01/2026	39,000	40,591
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 02/01/2029(b)	112,000	111,021
Energy Transfer Operating L.P.,
5.88%, 01/15/2024	85,000	95,503
5.00%, 05/15/2050	299,000	317,332
Series A, 6.25%(c)(e)	28,000	23,169
Enterprise Products Operating LLC,
3.13%, 07/31/2029	441,000	475,020
4.80%, 02/01/2049	286,000	335,809
4.20%, 01/31/2050	347,000	375,421
3.70%, 01/31/2051	195,000	197,397
Series D,
6.88%, 03/01/2033	92,000	127,244
4.88%, 08/16/2077(c)	514,000	488,837
EQM Midstream Partners L.P., 5.50%, 07/15/2028	92,000	94,956
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	124,000	128,682
	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	$84,000	$84,784
Kinder Morgan, Inc.,
2.00%, 02/15/2031	265,000	253,618
7.80%, 08/01/2031	239,000	343,728
MPLX L.P.,
1.75%, 03/01/2026	343,000	345,884
4.80%, 02/15/2029	306,000	358,338
2.65%, 08/15/2030	361,000	359,508
4.70%, 04/15/2048	348,000	381,968
5.50%, 02/15/2049	478,000	581,678
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	60,000	49,387
ONEOK, Inc.,
5.85%, 01/15/2026	139,000	164,724
6.35%, 01/15/2031	532,000	673,385
Plains All American Pipeline L.P., Series B, 6.13%(c)(e)	36,000	29,610
Plains All American Pipeline L.P./PAA Finance Corp.,
3.55%, 12/15/2029	641,000	659,075
3.80%, 09/15/2030	185,000	192,369
Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	86,000	91,478
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.88%, 04/15/2026	115,000	119,965
5.00%, 01/15/2028	33,000	34,418
5.50%, 03/01/2030	11,000	11,773
Western Midstream Operating L.P., 2.32% (3 mo. USD LIBOR + 1.85%), 01/13/2023(f)	363,000	357,457
Williams Cos., Inc. (The),
7.88%, 09/01/2021	24,000	24,890
3.60%, 03/15/2022	667,000	684,973
4.55%, 06/24/2024	67,000	74,502
		8,849,331
Other Diversified Financial Services–1.10%
Avolon Holdings Funding Ltd. (Ireland),
2.13%, 02/21/2026(b)	293,000	282,616
4.25%, 04/15/2026(b)	196,000	207,343
2.75%, 02/21/2028(b)	330,000	315,571
Blackstone Holdings Finance Co. LLC,
1.60%, 03/30/2031(b)	30,000	28,759
2.80%, 09/30/2050(b)	216,000	203,814
ILFC E-Capital Trust II, 3.48% (3 mo. USD LIBOR +1.80%), 12/21/2065(b)(f)	100,000	83,525
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	217,000	228,332
Mexico Remittances Funding Fiduciary Estate Management S.a.r.l. (Mexico), 4.88%, 01/15/2028(b)	245,000	246,421
Pershing Square Holdings Ltd. (Guernsey), 3.25%, 11/15/2030(b)	1,000,000	1,007,695
		2,604,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Bond Fund

	Principal Amount	Value
Packaged Foods & Meats–0.30%
Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	$57,000	$80,106
5.00%, 06/04/2042	59,000	69,589
4.38%, 06/01/2046	79,000	86,269
5.50%, 06/01/2050	91,000	117,479
MARB BondCo PLC (Brazil), 3.95%, 01/29/2031(b)	305,000	296,231
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	65,000	69,816
		719,490
Paper Packaging–0.22%
Berry Global, Inc., 1.57%, 01/15/2026(b)	123,000	122,553
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	381,000	403,146
		525,699
Paper Products–0.22%
Georgia-Pacific LLC, 2.10%, 04/30/2027(b)	332,000	344,086
Mercer International, Inc. (Germany), 5.13%, 02/01/2029(b)	88,000	89,337
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	80,000	85,418
		518,841
Pharmaceuticals–0.55%
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	33,000	33,824
9.00%, 12/15/2025(b)	41,000	44,724
Bristol-Myers Squibb Co.,
0.75%, 11/13/2025	280,000	278,833
2.35%, 11/13/2040	183,000	175,752
Merck & Co., Inc., 2.35%, 06/24/2040	143,000	137,444
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	155,000	166,828
Royalty Pharma PLC, 1.75%, 09/02/2027(b)	126,000	126,299
Takeda Pharmaceutical Co. Ltd. (Japan), 3.18%, 07/09/2050	259,000	253,014
Viatris, Inc., 3.85%, 06/22/2040(b)	84,000	89,195
		1,305,913
Property & Casualty Insurance–0.38%
Fidelity National Financial, Inc.,
3.40%, 06/15/2030	280,000	301,545
2.45%, 03/15/2031	348,000	346,176
W.R. Berkley Corp., 4.00%, 05/12/2050	232,000	263,694
		911,415
Publishing–0.02%
Meredith Corp., 6.88%, 02/01/2026	48,000	49,066
Railroads–0.87%
CSX Corp.,
2.50%, 05/15/2051	390,000	347,103
4.65%, 03/01/2068	450,000	572,717
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	46,000	45,708
Norfolk Southern Corp., 3.40%, 11/01/2049	188,000	198,352
	Principal Amount	Value
Railroads–(continued)
Union Pacific Corp.,
2.40%, 02/05/2030	$482,000	$499,410
3.95%, 08/15/2059	349,000	395,168
		2,058,458
Real Estate Development–0.11%
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	251,000	251,766
Regional Banks–1.37%
Citizens Bank, N.A., 2.25%, 04/28/2025	300,000	314,711
Citizens Financial Group, Inc.,
2.50%, 02/06/2030	369,000	380,472
3.25%, 04/30/2030	173,000	188,319
Fifth Third Bancorp,
4.30%, 01/16/2024	604,000	664,333
2.55%, 05/05/2027	235,000	250,483
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	328,000	345,537
KeyCorp, 2.25%, 04/06/2027	50,000	52,413
SVB Financial Group,
1.80%, 02/02/2031	423,000	407,836
4.10%(e)(f)	287,000	290,049
Synovus Financial Corp., 3.13%, 11/01/2022	339,000	351,456
		3,245,609
Research & Consulting Services–0.01%
Dun & Bradstreet Corp. (The),
6.88%, 08/15/2026(b)	25,000	26,797
10.25%, 02/15/2027(b)	6,000	6,726
		33,523
Residential REITs–0.66%
Essex Portfolio L.P.,
1.65%, 01/15/2031	170,000	159,696
2.65%, 09/01/2050	115,000	100,872
Spirit Realty L.P.,
2.10%, 03/15/2028	145,000	143,471
3.40%, 01/15/2030	568,000	601,676
2.70%, 02/15/2032	200,000	198,782
VEREIT Operating Partnership L.P.,
2.20%, 06/15/2028	191,000	191,237
2.85%, 12/15/2032	172,000	171,772
		1,567,506
Restaurants–0.39%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	565,000	551,694
Aramark Services, Inc., 5.00%, 04/01/2025(b)	87,000	89,088
IRB Holding Corp., 6.75%, 02/15/2026(b)	122,000	125,813
Yum! Brands, Inc., 3.63%, 03/15/2031	170,000	163,625
		930,220
Retail REITs–0.65%
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	293,000	324,848
Kimco Realty Corp.,
1.90%, 03/01/2028	426,000	426,555
2.70%, 10/01/2030	50,000	51,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Bond Fund

	Principal Amount	Value
Retail REITs–(continued)
Regency Centers L.P., 4.13%, 03/15/2028	$301,000	$336,643
Retail Properties of America, Inc., 4.75%, 09/15/2030	244,000	264,202
Simon Property Group L.P., 3.50%, 09/01/2025	119,000	129,767
		1,533,496
Security & Alarm Services–0.01%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	33,000	34,070
Semiconductor Equipment–0.08%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (Netherlands), 3.40%, 05/01/2030(b)	181,000	197,276
Semiconductors–2.75%
Analog Devices, Inc.,
3.13%, 12/05/2023	407,000	435,253
2.95%, 04/01/2025	149,000	160,482
Broadcom Corp./Broadcom Cayman Finance Ltd.,
3.88%, 01/15/2027	994,000	1,090,353
3.50%, 01/15/2028	939,000	1,009,424
Broadcom, Inc.,
4.70%, 04/15/2025	40,000	45,175
5.00%, 04/15/2030	483,000	562,030
2.45%, 02/15/2031(b)	474,000	460,726
4.30%, 11/15/2032	472,000	531,683
Micron Technology, Inc.,
4.98%, 02/06/2026	275,000	319,166
4.19%, 02/15/2027	751,000	855,845
NXP B.V./NXP Funding LLC (Netherlands),
3.88%, 09/01/2022(b)	806,000	844,117
4.63%, 06/01/2023(b)	200,000	217,752
		6,532,006
Soft Drinks–0.62%
Coca-Cola Co. (The), 2.60%, 06/01/2050	424,000	401,800
Fomento Economico Mexicano, S.A.B. de C.V. (Mexico), 3.50%, 01/16/2050	1,051,000	1,072,545
		1,474,345
Sovereign Debt–1.67%
Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	200,000	224,844
China Government International Bond (China), 2.25%, 10/21/2050(b)	434,000	393,462
Dominican Republic International Bond (Dominican Republic), 5.30%, 01/21/2041(b)	215,000	212,044
Egypt Government International Bond (Egypt),
3.88%, 02/16/2026(b)	279,000	273,594
5.88%, 02/16/2031(b)	262,000	253,346
7.50%, 02/16/2061(b)	306,000	288,531
Morocco Government International Bond (Morocco),
3.00%, 12/15/2032(b)	220,000	213,732
4.00%, 12/15/2050(b)	230,000	215,103
	Principal Amount	Value
Sovereign Debt–(continued)
Oman Government International Bond (Oman),
6.25%, 01/25/2031(b)	$200,000	$210,992
7.00%, 01/25/2051(b)	200,000	198,383
Peruvian Government International Bond (Peru),
1.86%, 12/01/2032	195,000	180,741
2.78%, 12/01/2060	195,000	160,680
Turkey Government International Bond (Turkey),
4.75%, 01/26/2026	385,000	386,771
5.95%, 01/15/2031	450,000	450,281
5.88%, 06/26/2031	305,000	303,704
		3,966,208
Specialized Consumer Services–0.04%
ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	75,000	89,696
Specialized Finance–0.43%
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan), 3.64%, 04/13/2025(b)	682,000	741,498
National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/2030	275,000	286,305
		1,027,803
Specialized REITs–0.66%
American Tower Corp., 3.10%, 06/15/2050	511,000	484,487
Crown Castle International Corp., 3.25%, 01/15/2051	40,000	38,395
Iron Mountain, Inc., 5.25%, 07/15/2030(b)	275,000	283,250
Rayonier A.M. Products, Inc.,
5.50%, 06/01/2024(b)	56,000	53,424
7.63%, 01/15/2026(b)	83,000	88,706
SBA Communications Corp.,
4.88%, 09/01/2024	95,000	97,561
3.13%, 02/01/2029(b)	540,000	525,949
		1,571,772
Specialty Chemicals–0.05%
Ashland LLC, 4.75%, 08/15/2022	4,000	4,158
Avient Corp., 5.25%, 03/15/2023	52,000	56,062
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	58,000	59,888
		120,108
Steel–0.10%
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	38,000	44,460
Commercial Metals Co., 3.88%, 02/15/2031	130,000	130,162
United States Steel Corp., 6.88%, 03/01/2029	68,000	66,768
		241,390
Systems Software–0.72%
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	78,000	83,070
Camelot Finance S.A., 4.50%, 11/01/2026(b)	125,000	129,922
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	324,000	324,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Bond Fund

	Principal Amount	Value
Systems Software–(continued)
Oracle Corp.,
3.60%, 04/01/2050	$664,000	$697,002
3.85%, 04/01/2060	445,000	481,808
		1,716,207
Technology Distributors–0.21%
Avnet, Inc., 4.63%, 04/15/2026	444,000	496,812
Technology Hardware, Storage & Peripherals–1.95%
Apple, Inc.,
1.65%, 02/08/2031	35,000	34,207
2.65%, 05/11/2050	463,000	436,209
2.80%, 02/08/2061	870,000	810,089
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	120,000	124,296
4.00%, 07/15/2024(b)	425,000	465,234
5.85%, 07/15/2025(b)	130,000	153,109
6.02%, 06/15/2026(b)	829,000	994,355
4.90%, 10/01/2026(b)	247,000	285,734
8.10%, 07/15/2036(b)	42,000	62,463
8.35%, 07/15/2046(b)	669,000	1,025,578
Lenovo Group Ltd. (China), 3.42%, 11/02/2030(b)	230,000	237,413
		4,628,687
Thrifts & Mortgage Finance–0.02%
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	40,000	45,258
Tobacco–0.77%
Altria Group, Inc.,
2.45%, 02/04/2032	419,000	407,192
3.70%, 02/04/2051	486,000	455,188
4.00%, 02/04/2061	418,000	392,814
BAT Capital Corp. (United Kingdom),
2.26%, 03/25/2028	290,000	290,328
2.73%, 03/25/2031	184,000	182,262
Philip Morris International, Inc., 0.88%, 05/01/2026	92,000	90,612
		1,818,396
Trading Companies & Distributors–1.84%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(c)	1,208,000	1,262,529
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
4.50%, 09/15/2023	323,000	348,940
3.88%, 01/23/2028	150,000	161,658
Air Lease Corp.,
3.88%, 04/01/2021	995,000	995,000
3.38%, 06/01/2021	825,000	830,863
3.00%, 09/15/2023	375,000	393,761
Aircastle Ltd., 5.00%, 04/01/2023	85,000	91,037
BOC Aviation Ltd. (Singapore), 1.38% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(f)	294,000	293,757
		4,377,545
Trucking–2.00%
Aviation Capital Group LLC,
4.13%, 08/01/2025(b)	708,000	759,212
3.50%, 11/01/2027(b)	1,200,000	1,251,674
	Principal Amount	Value
Trucking–(continued)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/2029(b)	$199,000	$203,851
DAE Funding LLC (United Arab Emirates),
2.63%, 03/20/2025(b)	200,000	203,120
3.38%, 03/20/2028(b)	200,000	203,128
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
4.13%, 08/01/2023(b)	1,796,000	1,942,032
1.20%, 11/15/2025(b)	188,000	186,789
		4,749,806
Wireless Telecommunication Services–1.99%
Colombia Telecomunicaciones S.A. ESP (Colombia), 4.95%, 07/17/2030(b)	265,000	285,007
Sprint Capital Corp., 8.75%, 03/15/2032	53,000	78,917
Sprint Corp.,
7.88%, 09/15/2023	70,000	80,906
7.63%, 02/15/2025	74,000	88,153
7.63%, 03/01/2026	65,000	79,911
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, 3.36%, 09/20/2021(b)	224,437	226,472
4.74%, 03/20/2025(b)	922,000	996,567
5.15%, 03/20/2028(b)	1,587,000	1,845,475
T-Mobile USA, Inc.,
2.63%, 02/15/2029	200,000	195,250
4.50%, 04/15/2050(b)	294,000	327,107
VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	500,000	528,932
		4,732,697
Total U.S. Dollar Denominated Bonds & Notes (Cost $194,969,062)		207,809,727
	Shares
Preferred Stocks–5.29%
Asset Management & Custody Banks–0.01%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)	30,000	32,445
Diversified Banks–2.60%
Bank of America Corp., 6.50%, Series Z, Pfd.(f)	1,034,000	1,153,220
Citigroup, Inc., 6.25%, Series T, Pfd.(c)	450,000	514,260
Citigroup, Inc., 5.00%, Series U, Pfd.(c)	956,000	985,875
Citigroup, Inc., 4.00%, Series W, Pfd.(c)	373,000	377,655
JPMorgan Chase & Co., 3.68%, Series I, Pfd.(f)	387,000	386,115
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	1,992	2,764,896
		6,182,021
Integrated Telecommunication Services–0.25%
AT&T, Inc., 2.88%, Series B, Pfd.(c)	500,000	597,259
Investment Banking & Brokerage–1.61%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(c)	364,000	365,820
Goldman Sachs Group, Inc. (The), 5.00%, Series P, Pfd.(c)	495,000	495,619
Morgan Stanley, 7.13%, Series E, Pfd.(f)	65,000	1,840,800
Morgan Stanley, 6.88%, Series F, Pfd.(f)	40,000	1,119,600
		3,821,839

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Bond Fund

	Shares	Value
Life & Health Insurance–0.14%
MetLife, Inc., 3.85%, Series G, Pfd.(c)	312,000	$319,800
Multi-Utilities–0.26%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(c)	572,000	606,601
Other Diversified Financial Services–0.09%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(c)	208,000	223,704
Regional Banks–0.33%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(f)	30,000	785,700
Total Preferred Stocks (Cost $11,647,119)		12,569,369

	Principal Amount
U.S. Treasury Securities–3.12%
U.S. Treasury Bills–0.41%
0.03%, 07/15/2021(g)(h)	$965,000	964,873
U.S. Treasury Bonds–2.06%
1.88%, 02/15/2041	100	98
1.63%, 11/15/2050	5,503,000	4,895,090
		4,895,188
U.S. Treasury Notes–0.65%
0.38%, 01/31/2026	279,100	274,608
0.75%, 01/31/2028	967,900	945,290
0.88%, 11/15/2030	14,000	13,353
1.13%, 02/15/2031	332,100	324,005
		1,557,256
Total U.S. Treasury Securities (Cost $7,466,368)		7,417,317
Asset-Backed Securities–0.69%
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)	603,028	635,507
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	314,820	332,512
	Principal Amount		Value
Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)		$649,900	$679,568
Total Asset-Backed Securities (Cost $1,579,703)			1,647,587
Non-U.S. Dollar Denominated Bonds & Notes–0.41%(i)
Building Products–0.06%
Maxeda DIY Holding B.V. (Netherlands), 5.88%, 10/01/2026(b)	EUR	100,000	124,526
Movies & Entertainment–0.21%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	350,000	504,289
Sovereign Debt–0.14%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2030(b)	EUR	300,000	334,581
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $846,143)			963,396
	Shares
Common Stocks & Other Equity Interests–0.00%
Movies & Entertainment–0.00%
AMC Entertainment Holdings, Inc., Class A (Cost $0)	175	1,402
Money Market Funds–2.33%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(j)(k)	1,924,095	1,924,095
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(j)(k)	1,422,239	1,422,808
Invesco Treasury Portfolio, Institutional Class, 0.01%(j)(k)	2,198,965	2,198,965
Total Money Market Funds (Cost $5,545,827)		5,545,868
Options Purchased–0.27%
(Cost $761,125)(l)		628,320
TOTAL INVESTMENTS IN SECURITIES–99.58% (Cost $222,815,347)		236,582,986
OTHER ASSETS LESS LIABILITIES—0.42%		1,007,867
NET ASSETS–100.00%		$237,590,853

Investment Abbreviations:

Conv.	–	Convertible
EUR	–	Euro
LIBOR	–	London Interbank Offered Rate
Pfd.	–	Preferred
REIT	–	Real Estate Investment Trust
SOFR	–	Secured Overnight Financing Rate
USD	–	U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Bond Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $91,807,184, which represented 38.64% of the Fund’s Net Assets.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $65,714, which represented less than 1% of the Fund’s Net Assets.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2021	Dividend Income
Investments in Affiliated Money Market
Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,137,412	$26,068,739	$(25,282,056)	$-	$-	$1,924,095	$1,480
Invesco Liquid Assets Portfolio, Institutional Class	880,832	19,695,615	(19,152,386)	(46)	(1,207)	1,422,808	3,335
Invesco Treasury Portfolio, Institutional Class	1,299,900	29,792,845	(28,893,780)	-	-	2,198,965	1,522
Total	$3,318,144	$75,557,199	$(73,328,222)	$(46)	$(1,207)	$5,545,868	$6,337

(k)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.
(l)	The table below details options purchased.

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
Energy Select Sector SPDR Fund	Call	12/31/2021	791	$50.00	$3,955,000	$403,410

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a	)	Value
Equity Risk
S&P 500 Index	Call	03/18/2022	9	$3,950.00	$3,555,000		$224,910

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(a)	Value	Unrealized Appreciation
Equity Risk
Energy Select Sector SPDR Fund	Call	12/31/2021	791	$60.00	$(230,943)	$4,746,000	$(219,503)	$11,440

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Bond Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	494	June-2021	$109,058,219	$(82,020)	$(82,020)
U.S. Treasury 5 Year Notes	219	June-2021	27,149,156	(195,067)	(195,067)
U.S. Treasury Long Bond	1	June-2021	159,219	(1,612)	(1,612)
Subtotal—Long Futures Contracts				(278,699)	(278,699)
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Notes	126	June-2021	(16,722,562)	201,530	201,530
U.S. Treasury 10 Year Ultra Notes	64	June-2021	(9,430,000)	96,864	96,864
U.S. Treasury Ultra Bonds	39	June-2021	(7,373,438)	50,492	50,492
Subtotal—Short Futures Contracts				348,886	348,886
Total Futures Contracts				$70,187	$70,187

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized
Date	Counterparty	Deliver		Receive		Appreciation
Currency Risk
05/17/2021	Citibank N.A.	EUR	1,260,000	USD	1,529,766	$6,918

Abbreviations:

EUR —Euro
USD —U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Bond Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $217,269,520)	$231,037,118
Investments in affiliated money market funds, at value (Cost $5,545,827)	5,545,868
Other investments:
Variation margin receivable—centrally cleared swap agreements	30
Unrealized appreciation on forward foreign currency contracts outstanding	6,918
Cash	603,589
Foreign currencies, at value (Cost $32,276)	32,330
Receivable for:
Investments sold	2,358,974
Dividends	37,427
Interest	2,112,793
Investment for trustee deferred compensation and retirement plans	20,173
Total assets	241,755,220

Liabilities:
Other investments:
Options written, at value (premiums received $230,943)	219,503
Variation margin payable - futures contracts	162,004
Payable for:
Investments purchased	3,558,184
Dividends	44,400
Accrued fees to affiliates	52,831
Accrued trustees’ and officers’ fees and benefits	2,775
Accrued other operating expenses	104,497
Trustee deferred compensation and retirement plans	20,173
Total liabilities	4,164,367
Net assets applicable to common shares	$237,590,853
Net assets applicable to common shares consist of:
Shares of beneficial interest	$219,674,990
Distributable earnings	17,915,863
$237,590,853

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Shares outstanding	11,415,552
Net asset value per common share	$20.81
Market value per common share	$19.78

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Bond Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest (net of foreign withholding taxes of $566)	$8,944,871
Dividends	379,869
Dividends from affiliated money market funds	6,337
Total investment income	9,331,077
Expenses:
Advisory fees	997,514
Administrative services fees	34,397
Custodian fees	11,288
Transfer agent fees	50,303
Trustees’ and officers’ fees and benefits	23,659
Registration and filing fees	41,261
Reports to shareholders	42,329
Professional services fees	71,958
Other	5,768
Total expenses	1,278,477
Less: Fees waived	(3,139)
Net expenses	1,275,338
Net investment income	8,055,739
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	8,492,652
Affiliated investment securities	(1,207)
Foreign currencies	4,041
Forward foreign currency contracts	(136,478)
Futures contracts	3,144,617
Option contracts written	(176,769)
Swap agreements	(7,817)
11,319,039
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,988,936)
Affiliated investment securities	(46)
Foreign currencies	10,628
Forward foreign currency contracts	30,452
Futures contracts	(346,194)
Option contracts written	11,440
(5,282,656)
Net realized and unrealized gain	6,036,383
Net increase in net assets resulting from operations	$14,092,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020
Operations:
Net investment income	$8,055,739	$8,815,083
Net realized gain	11,319,039	6,569,161
Change in net unrealized appreciation (depreciation)	(5,282,656)	19,119,012
Net increase in net assets resulting from operations	14,092,122	34,503,256
Distributions to common shareholders from distributable earnings	(16,881,687)	(11,845,928)
Net increase in common shares of beneficial interest	614,550	195,956
Net increase (decrease) in net assets	(2,175,015)	22,853,284

Net assets:
Beginning of year	239,765,868	216,912,584
End of year	$237,590,853	$239,765,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year Ended February 28,		Year Ended February 29,	Years ended February 28,
	2021		2020	2019	2018	2017
Net asset value, beginning of period	$21.06		$19.07	$19.64	$19.99	$18.84
Net investment income(a)	0.71		0.77	0.82	0.82	0.83
Net gains (losses) on securities (both realized and unrealized)	0.52		2.27	(0.48)	(0.16)	1.16
Total from investment operations	1.23		3.04	0.34	0.66	1.99
Less:
Dividends from net investment income	(0.73)		(0.81)	(0.83)	(0.83)	(0.84)
Distributions from net realized gains	(0.75)		(0.24)	(0.08)	(0.18)	-
Total distributions	(1.48)		(1.05)	(0.91)	(1.01)	(0.84)
Net asset value, end of period	$20.81		$21.06	$19.07	$19.64	$19.99
Market value, end of period	$19.78		$19.51	$17.86	$18.23	$18.98
Total return at net asset value(b)	6.11%		16.39%	2.23%	3.44%	10.96%
Total return at market value(c)	8.88%		15.13%	3.15%	1.12%	11.57%
Net assets, end of period (000’s omitted)	$237,591		$239,766	$216,913	$223,433	$227,470
Portfolio turnover rate(d)	173%		158%	143%	160%	168%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.54	%(e)	0.53%	0.57%	0.55%	0.54%
Without fee waivers and/or expense reimbursements	0.54	%(e)	0.53%	0.57%	0.55%	0.54%
Ratio of net investment income to average net assets	3.39	%(e)	3.83%	4.30%	4.04%	4.18%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $237,503.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Bond Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek interest income while conserving capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

29	Invesco Bond Fund

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.

E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.	Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I. Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period.

30	Invesco Bond Fund

Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

31	Invesco Bond Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.	LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

P.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.420%
Over $500 million	0.350%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $3,139.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.

Certain officers and trustees of the Fund are officers and directors of Invesco.

32	Invesco Bond Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security.

These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$207,809,727	$–	$207,809,727
Preferred Stocks	6,510,996	6,058,373	–	12,569,369
U.S. Treasury Securities	–	7,417,317	–	7,417,317
Asset-Backed Securities	–	1,647,587	–	1,647,587
Non-U.S. Dollar Denominated Bonds & Notes	–	963,396	–	963,396
Common Stocks & Other Equity Interests	1,402	–	–	1,402
Money Market Funds	5,545,868	–	–	5,545,868
Options Purchased	628,320	–	–	628,320
Total Investments in Securities	12,686,586	223,896,400	–	236,582,986
Other Investments - Assets*
Futures Contracts	348,886	–	–	348,886
Forward Foreign Currency Contracts	–	6,918	–	6,918
	348,886	6,918	–	355,804
Other Investments - Liabilities*
Futures Contracts	(278,699)	–	–	(278,699)
Options Written	(219,503)	–	–	(219,503)
	(498,202)	–	–	(498,202)
Total Other Investments	(149,316)	6,918	–	(142,398)
Total Investments	$12,537,270	$223,903,318	$–	$236,440,588

*	Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

	Value
	Currency	Equity	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$348,886	$348,886
Unrealized appreciation on forward foreign currency contracts outstanding	6,918	-	-	6,918
Options purchased, at value – Exchange-Traded(b)	-	628,320	-	628,320
Total Derivative Assets	6,918	628,320	348,886	984,124
Derivatives not subject to master netting agreements	-	(628,320)	(348,886)	(977,206)
Total Derivative Assets subject to master netting agreements	$6,918	$-	$-	$6,918

33	Invesco Bond Fund

	Value
	Currency	Equity	Interest
Derivative Liabilities	Risk	Risk	Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(278,699)	$(278,699)
Options written, at value – Exchange-Traded(b)	-	(219,503)	-	(219,503)
Total Derivative Liabilities	-	(219,503)	(278,699)	(498,202)
Derivatives not subject to master netting agreements	-	219,503	278,699	498,202
Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2021.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward	Forward
	Foreign	Foreign
	Currency	Currency	Net Value of	Net
Counterparty	Contracts	Contracts	Derivatives	Non-Cash	Cash	Amount
Citibank N.A.	$6,918	$-	$6,918	$-	$-	$6,918

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(136,478)	$-	$-	$(136,478)
Futures contracts	-	-	-	3,144,617	3,144,617
Options purchased(a)	-	-	(389,016)	-	(389,016)
Options written	-	-	(176,769)	-	(176,769)
Swap agreements	(7,817)	-	-	-	(7,817)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	30,452	-	-	30,452
Futures contracts	-	-	-	(346,194)	(346,194)
Options purchased(a)	-	-	(132,805)	-	(132,805)
Options written	-	-	11,440	-	11,440
Total	$(7,817)	$(106,026)	$(687,150)	$2,798,423	$1,997,430

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward	Equity	Index	Equity
	Foreign Currency	Futures	Options	Options	Options	Swap
	Contracts	Contracts	Purchased	Purchased	Written	Agreements
Average notional value	$1,389,099	$117,586,123	$3,757,250	$3,320,000	$4,548,250	$9,978,345
Average Contracts	–	–	791	9	791	–

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

34	Invesco Bond Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020
Ordinary income*	$13,309,701	$11,845,928
Long-term capital gain	3,571,986	–
Total distributions	$16,881,687	$11,845,928

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed ordinary income	$1,998,715
Undistributed long-term capital gain	2,470,886
Net unrealized appreciation – investments	13,226,902
Net unrealized appreciation - foreign currencies	231,714
Temporary book/tax differences	(12,354)
Shares of beneficial interest	219,674,990
Total net assets	$237,590,853

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization differences, futures contracts and options contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $214,195,750 and $223,732,217, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $186,584,254 and $184,944,479, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$16,238,740
Aggregate unrealized (depreciation) of investments	(3,011,838)
Net unrealized appreciation of investments	$13,226,902

Cost of investments for tax purposes is $223,213,686.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, foreign currency transactions and swap income, on February 28, 2021, undistributed net investment income was increased by $215,415 and undistributed net realized gain was decreased by $215,415. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 29,
	2021	2020
Beginning shares	11,386,632	11,377,069
Shares issued through dividend reinvestment	28,920	9,563
Ending shares	11,415,552	11,386,632

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

35	Invesco Bond Fund

NOTE 11–Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2021:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2021	$0.0565	March 15, 2021	March 31, 2021
April 1, 2021	$0.0565	April 14, 2021	April 30, 2021

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

36	Invesco Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Bond Fund (the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37	Invesco Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,571,986
Qualified Dividend Income*	6.87%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	6.74%
Business Interest Income*	55.58%
U.S. Treasury Obligations*	0.55%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$5,232,395
Qualified Interest Income**	77.29%

**The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

38	Invesco Bond Fund

Additional Information

Investment Objective, Policies and Principal Risks of the Fund

Recent Changes

During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective

The investment objective of Invesco Bond Fund (the “Fund”) is to seek interest income while conserving capital. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval.

Investment Policies of the Fund

It is the Fund’s policy, which may not be changed without shareholder approval, to have at least 80% of its total assets invested in: (a) debt securities rated, at the time of purchase, in one of the four highest categories by Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings, Inc.; (b) securities of, or guaranteed by, the U.S. Government or any agency of the U.S. Government; (c) commercial paper rated “prime”; or (d) cash and cash equivalents. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (“1940 Act”). In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund invests primarily in fixed-rate U.S. investment grade corporate bonds and may invest up to 20% of its total assets in non-investment grade, U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers (in both developed and emerging markets).

The Fund may invest in securities of foreign issuers in the form of depositary receipts.

The Fund may invest in government securities, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities.

The Fund may invest up to 25% of its total assets in convertible debentures and bonds with warrants attached, provided that the Fund does not have, as a direct result of any such investment, more than 20% of its total assets invested in equity securities.

Ordinarily, the Fund purchases debt securities which by their terms contain call or refunding protection for a minimum of five years from the date of issuance, or which are not considered by the Fund likely to be called or refunded for a minimum of five years, in order to preserve for such periods the initial annual yields obtained on these debt securities.

The Fund may invest in securities subject to contractual restrictions on resale. The Fund may also invest up to 5% of its net assets in bank loans, loan participations and assignments.

Derivatives. The Fund can utilize derivative instruments including swap contracts, futures contracts, forward foreign currency contracts and options. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income.

The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. The Fund may invest in bond or rate futures contracts to manage interest rate exposure. The Fund can use treasury futures contracts to increase or reduce its exposure to U.S. Treasury securities. The Fund may not enter into a futures contract if immediately thereafter the Fund’s current liability under all futures contracts would be more than 30% of the Fund’s total assets.

The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.

The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to seek gain or to mitigate the risk of foreign currency exposure. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The Fund may utilize options to the extent consistent with its investment policies and restrictions.

Temporary Defensive Investments. The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or other atypical circumstances. As a result, the Fund may not achieve its investment objective.

Investment Process. The Fund’s portfolio managers believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. The Fund’s portfolio managers use this philosophy in an effort to generate a total return consisting of income and capital appreciation. The Fund’s security selection is supported by a team of specialists. Team members conduct top-down macroeconomic analysis and bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner. Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” versus the Fund’s benchmark as well as the risk parameters for the Fund. (Alpha is a measure of performance on a risk-adjusted basis.) Investment vehicles are evaluated for liquidity and risk versus relative value. Sell decisions generally are based on: (1) a conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure); (2) the need to limit or reduce exposure to a particular sector or issuer; (3) degradation of an issuer’s credit quality; (4) realignment of a valuation target; (5) presentation of a better relative value opportunity.

In addition, the following policies are fundamental policies of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act:

The Fund may not invest more than 5% of its total assets at market value in securities of companies which, including predecessor companies and operations, have been in continuous operation less than three years.

The Fund may invest no more than 10% of its assets in preferred stocks.

The Fund may not invest more than 20% of its assets in debt securities which are not publicly offered or traded or in debt securities purchased in private placements, of which no more than 10% of its assets may be in securities of issuers which have not issued comparable securities which are rated at the time of purchase at least Baa (as determined by Moody’s Investors Service, Inc.) or BBB (as determined by S&P Global Ratings or Fitch Ratings, Inc.).

The Fund may invest up to 10% of its total assets in securities of companies which invest or deal in real estate, including real estate investment trusts (“REITs”).

Principal Risks of Investing in the Fund

As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events may have a significant impact on the value of the Fund’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Fund’s investment strategy. During a general downturn in the financial markets, multiple

39	Invesco Bond Fund

asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

COVID-19. The “COVID-19” strain of coronavirus has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. The COVID-19 pandemic is likely to result in declining property rents and vacancy rates which will impact the financial stability of mortgage loans and mortgage loan borrowers underlying the CMBS, REITs and related real estate investments owned by the Fund. Potentially elevated levels of default would have an adverse impact on the Fund’s income, the value of its assets and distributions to its shareholders. The Fund’s ability to return the Original NAV to shareholders on or about the Termination Date may be impacted by current market conditions and will also depend on market conditions on or about the Termination Date, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price and various portfolio and cash flow management techniques. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds, which may cause the Fund to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Fund may decrease as well.

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

High Yield Debt Securities (Junk Bond) Risk. The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.

LIBOR Transition Risk. The Fund invests in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may

40	Invesco Bond Fund

not provide the expected benefits, particularly during adverse market conditions.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value. Because the market price of the Fund’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Foreign Securities Risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, the use of currency forward contracts could reduce performance if there are unanticipated changes in currency exchange rates.

Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Mortgage- and Asset-Backed Securities Risk.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately-issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately-issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately-issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity risk is even greater for mortgage pools that include subprime mortgages.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade.

Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Fund may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.

Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.

Cash/Cash Equivalents Risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

Risks of Investing in Bank Loans, Loan Participations and Assignments. Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a participation and only

41	Invesco Bond Fund

upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the Fund may not directly benefit from any collateral supporting a loan in which it has purchased a participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation.

The rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to price the loan or to sell the interests in such a loan at a price that is acceptable. In addition, loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.

Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

42	Invesco Bond Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2014	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2010

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc. Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018 Correspondence information	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Computershare Trust Company, N.A 250 Royall Street Canton, MA 02021

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Correspondence information

T-7	Invesco Bond Fund

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Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website,sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-02090	VK-CE-BOND-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn, and Christopher L. Wilson. Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between March 1, 2020 to April 28, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Manager and one PwC Associate each held financial interests either directly or, in the case of the PwC Manager, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of the PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individual), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020
Audit Fees	$37,625	$40,514
Audit-Related Fees	$0	$0
Tax Fees(1)	$26,398	$27,302
All Other Fees	$0	$0

Total Fees	$64,023	$67,816

(1)

Tax Fees for the fiscal years ended February 28, 2021 and February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

(2)

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the

Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended February 28, 2021 and $4,089,000 for the fiscal year ended February 29, 2020 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,946,398 for the fiscal year ended February 28, 2021 and $4,806,302 for the fiscal year ended February 29, 2020.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

A.	Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage with portfolio companies in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

B.	Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to; Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy administration team is responsible for operational implementation including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

A.	Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed voting guidelines and in circumstances where Majority Voting applies.

B.	Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated proxy administration team which include; (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

C.	Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

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In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•	In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.

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In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

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In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

D.	Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii)

provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

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In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

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Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, a proxy voting service may not be offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

F.	Securities Lending

Invesco’s funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest exists (“Global Conflicts List”). Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the proxy administration team. The Global Conflicts List is updated periodically by the proxy administration team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies on the Global Conflicts List will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Sub-committee for a majority vote of its members.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

•	In the United States, as required by law, proportional voting applies.

•	Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

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Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

•	To the extent proportional voting is required by law, but not operationally possible, Invesco will not vote the shares.

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For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

•	For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless we have local policies in place as per Exhibit A.

H.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide recommendations based on Invesco’s internally developed custom guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in the issuance of revised proxy vote recommendations. Invesco’s proxy administration team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. There may be instances where these updates may not be provided in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist with services that include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. Invesco conducts semi-annual roundtables with external proxy and governance experts and our Global IPAC to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco’s compliance function completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

I.	Review of Policy

The Global IPAC and Invesco’s Global ESG team, proxy administration team, compliance and legal teams annually communicate and review this Policy and our internally developed voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.	Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution except where otherwise specified in this Policy. The final voting decisions may incorporate the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

The following are high-level governance principles that Invesco endorses:

A.	Transparency

Investors require accurate, timely and complete information in order to make informed investment decisions and effectively carry out their stewardship obligations. Invesco supports the highest standards in corporate transparency, including but not limited to the following areas:

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

•	We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

•	Adoption of proxy access rights

•	Rights to call special meetings

•	Rights to act by written consent

•	Reduce supermajority vote requirements

•	Remove antitakeover provisions

•	Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

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We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

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We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

•	We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

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In addition, we will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

C.	Board Composition

Annual director elections: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

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We will generally vote against the incumbent governance committee chair or lead independent director if a company has a declassified board structure that is not being phased out. This policy will not apply in regions where market practice is for directors to stand for election on a staggered basis or for boards that do not oversee significant commercial operations.

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When a board is presented for election as a slate (i.e., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

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Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

•	We will generally support shareholder proposals requesting that the board chair be an independent director.

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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Directors serving on the board should attend at least 75% of their board and committee meetings, where applicable. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

•	We will generally vote against directors who do not attend 75% of their meetings unless there are extenuating circumstances such as health matters or family emergencies.

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We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

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We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

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In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

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We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D.	Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

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We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

•	With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

ii.	events causing significant environmental degradation;

iii.	significant health and safety incidents; or

iv.	failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

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Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social issues or mitigate exposure to material environmental and social risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record managing these risks, the efficacy of the proposal’s request and whether the requested action is unduly burdensome.

•	We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

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We will generally support shareholder resolutions requesting that companies provide additional information on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to the following: gender pay gap reporting requests, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, and reporting on climate change risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

F.	Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.

there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives;

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*1

Invesco Asset Management (Japan) Limited*1

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland GmbH

Invesco Asset Management Limited1

Invesco Asset Management Singapore Ltd

Invesco Asset Management Spain

Invesco Australia Ltd

Invesco Canada Ltd.1

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*1

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Managed Accounts, LLC

Invesco Management S.A

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.a.r.l1

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*1

Invesco Trust Company

Oppenheimer Funds, Inc.

WL Ross & Co. LLC

*	Invesco entities with specific proxy voting guidelines
[1]	Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of February 28, 2021, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

•	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

•	Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

•

Todd Schomberg, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2016. From 2008 to 2016, he served as a Portfolio Manager and Vice President at Voya Investment Management.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2021 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund
Invesco Bond Fund
Matthew Brill	$50,001 - $100,000
Chuck Burge	None
Michael Hyman	None
Todd Schomberg	None

Assets Managed

The following information is as of February 28, 2021 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Bond Fund
Matthew Brill	7	$14,277.7	20	$6,773.1	None	None
Chuck Burge	12	$29,191.2	7	$7,123,5	1	$151.0
Michael Hyman	8	$14,476.8	21	$6,521.4	None	None
Todd Schomberg	6	$13,534.8	18	$6,091.1	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco India Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured[2,3] Invesco Capital[2,4]	Not applicable
Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, April 19, 2021, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a)(1)	Code of Ethics.

13(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a)(3)	Not applicable.

13(a)(4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 7, 2021